UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) – June 13, 2013

IEC ELECTRONICS CORP.

(Exact Name of Registrant as Specified in its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

0-6508	13-3458955
(Commission File Number)	(IRS Employer Identification No.)

105 Norton Street, Newark, New York 14513

(Address of principal executive offices)(Zip code )

(315) 331-7742

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure

On June 13, 2013, IEC Electronics Corp. (the “Company”) received a notification from the NYSE MKT LLC (the “Exchange”) advising the Company that its plan of compliance submitted to the Exchange on May 31, 2013 has been approved, with an extended compliance date of August 15, 2013.

On June 17, 2013, the Company issued a press release announcing the matters described above. A copy of the press release is furnished as Exhibit 99.1 to this report.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit 99.1	Press Release issued by IEC Electronics Corp. on June 17, 2013

This Current Report on Form 8-K contains certain statements that are, or may be deemed to be, forward-looking statements within the meaning of section 27A of the Securities Act of 1933 and section 21E of the Securities Exchange Act of 1934, and are made in reliance upon the protections provided by such Acts for forward-looking statements. These forward-looking statements (such as when we describe what we “intend,” “expect,” “anticipate” or “estimate” will occur, and other similar statements) include, but are not limited to, all statements that are not based on historical fact, but rather reflect our current expectations concerning future results and events. The ultimate correctness of these forward-looking statements is dependent upon a number of known and unknown risks and events and is subject to various uncertainties and other factors that may cause our actual results, performance or achievements to be different from any future results, performance or achievements expressed or implied by these statements. Specific risks and uncertainties include, but are not limited to, those set forth in the “Risk Factors” section of the Company’s latest Annual Report on Form 10-K and subsequent Quarterly Reports on Form 10-Q. Additional risks and uncertainties resulting from the existence, timing and outcome of the Company’s restatement (including further review of the facts and circumstances giving rise to it) could, among others, (i) result in additional changes to the financial information previously provided by the Company or included herein, (ii) result in delisting of the Company’s stock from NYSE MKT, (iii) cause the Company to incur substantial additional legal, accounting and other expenses, (iv) cause the Company’s independent registered public accounting firm to withdraw their opinion regarding the financial statements for the Restated Periods, (v) cause a default under the Company’s credit arrangements with M&T Bank with respect to which, if the bank chooses to exercise its remedies, the Company may not be able to obtain replacement financing or continue its operations, (vi) result in shareholder, governmental or other actions, (vii) cause the Company’s customers, including the government contractors with which it deals, to lose confidence in the Company or cause a default under the Company’s contractual arrangements or (viii) affect the ability of the Company to remediate the existing material weakness in the Company’s internal controls over financial reporting or lead to the identification of new or additional deficiencies or material weaknesses. Any one or more of such risks and uncertainties could have a material adverse effect on the Company or the value of its common stock.

We undertake no obligation to publicly update any forward-looking statements, whether as a result of new information, future events, or otherwise.

The information in Item 7.01 of this Form 8-K and Exhibit 99.1 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except as shall be expressly set forth by specific reference in such filing. Neither the filing or furnishing of any exhibit to this report nor the inclusion in such exhibits of a reference to the Company’s Internet address shall, under any circumstances, be deemed to incorporate the information available at such address into this report. The information available at the Company’s Internet address is not part of this report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IEC Electronics Corp.
(Registrant)

Date: June 17, 2013	By:	/s/ W. Barry Gilbert
W. Barry Gilbert
Chief Executive Officer